Exhibit 10.2

EXECUTION VERSION

SECURITY AGREEMENT

dated as of

December 19, 2014

among

GLOBAL CASH ACCESS, INC.,
as Issuer

THE OTHER GRANTORS IDENTIFIED HEREIN

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

TABLE OF CONTENTS

		Page

ARTICLE I

Definitions

SECTION 1.01.	Indenture	1
SECTION 1.02.	Other Defined Terms	2

ARTICLE II

Pledge of Securities

SECTION 2.01.	Pledge	7
SECTION 2.02.	Delivery of the Pledged Collateral	8
SECTION 2.03.	Representations, Warranties and Covenants	11
SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	13
SECTION 2.05.	Registration in Nominee Name; Denominations	13
SECTION 2.06.	Voting Rights; Dividends and Interest	14

ARTICLE III

Security Interests in Personal Property

SECTION 3.01.	Security Interest	16
SECTION 3.02.	Representations and Warranties	18
SECTION 3.03.	Covenants	19
SECTION 3.04.	Instruments	21

ARTICLE IV

Remedies

SECTION 4.01.	Remedies upon Default	22
SECTION 4.02.	Application of Proceeds	23
SECTION 4.03.	Grant of License to Use Intellectual Property; Power of Attorney	25

ARTICLE V

Miscellaneous

SECTION 5.01.	Notices	26
SECTION 5.02.	Waivers; Amendment	26

i

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Patent Security Agreement
EXHIBIT III	Form of Trademark Security Agreement
EXHIBIT IV	Form of Copyright Security Agreement
EXHIBIT V	Form of Escrow Agreement
EXHIBIT VI	Form of Additional Pari Passu Joinder Agreement
EXHIBIT VII	Form of Perfection Certificate

ii

SECURITY AGREEMENT dated as of December 19, 2014 among GLOBAL CASH ACCESS, INC., a Delaware corporation (as successor by merger to Movie Escrow, Inc., the “Issuer”), the other Grantors identified herein and who from time to time become a party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent for the Secured Parties (as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”).

Reference is made to that certain Indenture dated as of December 19, 2014 , among Movie Escrow, Inc., as issuer, Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent, as supplemented by the supplemental indenture, dated as of December 19, 2014 (as amended, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, Global Cash Access Holdings, Inc. (“GCA”) , the guarantors from time to time party thereto (each of the foregoing including the Issuer and GCA individually a “Grantor,” and, collectively, the “Grantors”), the Trustee and the Collateral Agent, the Issuer has issued $350,000,000 aggregate principal amount of 7.75% Senior Secured Notes due 2021 (together with any Additional Notes issued under the Indenture, the “Notes”).

WHEREAS, the Issuer is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, each Grantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, the Notes and any Additional Pari Passu Agreement and each is, therefore, willing to enter into this Agreement;

WHEREAS, it is a condition precedent to the release of the escrowed funds constituting proceeds from issuance of the Notes that the Grantors shall have executed and delivered this Agreement and all other applicable Security Documents (as defined below) to the Collateral Agent for the benefit of the Collateral Agent and the other Secured Parties; and

WHEREAS, from time to time after the date hereof, the Issuer may, subject to the terms and conditions of the Indenture and the Security Documents, incur Permitted Additional Pari Passu Obligations (including Additional Notes issued under the Indenture), that the Issuer desires to be secured by the Collateral pursuant to this Agreement and each other applicable Security Document on a pari passu basis with the Notes, the other Notes Obligations (as defined in the Intercreditor Agreement) and the Credit Facility Obligations (as defined in the Intercreditor Agreement) as further provided under the Intercreditor Agreement.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.          Indenture.

(a)           Unless otherwise noted, capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Indenture.  Whether or not defined in the Indenture, all terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)           The rules of construction specified in Article 1 of the Indenture also apply to this Agreement, mutatis mutandis.

SECTION 1.02.          Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Additional Pari Passu Agent” means the Person appointed to act as trustee, agent or representative for the holders of Permitted Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement, and any permitted successors or assigns or replacement therefor.

“Additional Pari Passu Agreement” means the indenture, credit agreement or other agreement under which any Permitted Additional Pari Passu Obligations (other than Additional Notes) are incurred and any notes or other instruments or agreements representing such Permitted Additional Pari Passu Obligations.

“Additional Pari Passu Debt Documents” means any document, agreement or instrument executed and delivered with respect to any Permitted Additional Pari Passu Obligations.

“Additional Pari Passu Joinder Agreement” means an agreement substantially in the form of Exhibit VI hereto.

“Agreement” means this Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“CFC” means a Person that is a “controlled foreign corporation” under Section 957 of the Internal Revenue Code of 1986, as amended.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to and under the copyright laws of the United States, whether as author, assignee, transferee, exclusive licensee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

“Credit Facility Agent” has the meaning assigned to such term in the Intercreditor Agreement.

“Deed of Trust” means each deed of trust or mortgage (fee), security agreement and financing statement executed and delivered pursuant to this Agreement or the other Notes Documents.

“Discharge of Credit Facility Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Dispose” means (i) the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith or (ii) the equity issuances of any Restricted Subsidiary.

“Escrow Agent” has the meaning assigned to such term in Section 2.07.

“Escrow Agreement” has the meaning assigned to such term in Section 2.07.

“Event of Default” has the meaning assigned to such term in the Indenture or in any Additional Pari Passu Agreement.

“Excluded Assets” means (a) any fee-owned real property, together with any improvements thereon, with an individual fair market value not to exceed $10,000,000 and all real property leasehold interests (including requirements to deliver landlord lien waivers, estoppels and collateral access letters), (b) motor vehicles and other assets subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the Uniform Commercial Code of any applicable jurisdiction), (c) Letter-of-Credit Rights (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the Uniform Commercial Code of any applicable jurisdiction), (d) Commercial Tort Claims with a value of less than $1,000,000 individually and $5,000,000 in the aggregate, (e) any Gaming License or any other asset or property to the extent the grant of a security interest therein is prohibited by applicable Legal Requirements or requires a consent not obtained of any Governmental Authority (including from a Gaming Authority) pursuant to such applicable Legal Requirements (including Gaming Laws), in each case after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or other applicable Legal Requirements and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction or other applicable Legal Requirements notwithstanding such prohibition, (f) assets to the extent a security interest in such assets would result in material adverse tax consequences as reasonably determined, in writing, by the Issuer and, prior to the Discharge of Credit Facility Obligations, the Credit Facility Agent unless such assets secure any other First Lien Obligations or any other Indebtedness of the Issuer or its Subsidiaries, (g) any lease, license or other agreement or Contractual Obligation or any property subject to a purchase money security interest, Lien securing a Capital Lease Obligation or similar arrangement, in each case permitted to be incurred under the Indenture, to the extent that a grant of a security interest therein would require a consent not obtained or violate or invalidate such lease, license or agreement or Contractual Obligation or purchase money arrangement, Capital Lease Obligation or similar arrangement or create a right of termination in favor of any other party thereto (other than the Issuer or a Guarantor), in each case after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other applicable Legal Requirements and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction or other applicable Legal Requirements notwithstanding such prohibition, (h)

those assets as to which the Issuer and, prior to the Discharge of Credit Facility Obligations, the Credit Facility Agent shall reasonably determine, in writing, that the cost of obtaining a Lien thereon or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby, unless such assets secure any other First Lien Obligations or any other Indebtedness of the Issuer or its Subsidiaries (i) voting Capital Stock in excess of 65% of the total voting Capital Stock in (A) any CFC or (B) any Domestic Subsidiary that has no material assets other than the equity of one or more Foreign Subsidiaries that are CFCs, (j) any Capital Stock in (A) any Person that is not a Wholly-Owned Subsidiary to the extent and for so long as the granting of a Lien on such Capital Stock would be prohibited by the terms of any Organization Document, joint venture agreement or shareholders’ agreement governing such Person or require any consent not obtained of any one or more third parties (other than the Issuer or a Guarantor), after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or other applicable Legal Requirements and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction or other applicable Legal Requirements notwithstanding such prohibition, (B) any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary) or (C) any Excluded Subsidiary (until such time as such Subsidiary is no longer an Excluded Subsidiary), (k) any “intent-to-use” trademark applications prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto and (l) other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the Uniform Commercial Code of any applicable jurisdiction, any rights or property not located in the United States or credit support from Foreign Subsidiaries; provided that this clause (l) shall not exclude any Capital Stock of Foreign Subsidiaries that are otherwise required to be pledged pursuant to the terms of this Agreement; provided, however, that “Excluded Assets” shall not include any Proceeds, substitutions or replacements of any “Excluded Assets” referred to in clauses (a) through (l) (unless such Proceeds, substitutions or replacements would constitute “Excluded Assets” referred to in any of clauses (a) through (l)).

“Excluded Subsidiary” means any Subsidiary that is not a Significant Subsidiary.

“First Lien Representative” has the meaning given to such term in the Intercreditor Agreement.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, swap contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of the Issuer, each Guarantor that is a party hereto, and each Guarantor that becomes a party to this Agreement after the Merger Date.

“Impairment” has the meaning assigned to such term in Section 4.02(c).

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-

how, show-how or other data or information, the intellectual property rights in software and databases and related documentation and all additions, improvements and accessions to, and books and records describing any of the foregoing; provided that the foregoing does not include any such assets, rights or property subsisting outside the United States.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits II, III and IV, respectively.

“Intervening Creditor” has the meaning assigned to such term in Section 4.02(c).

“Investment Property” has the meaning specified in Article 9 of the New York UCC, but shall not include any Pledged Collateral.

“Issuer” has the meaning assigned to such term in the preliminary statement of this Agreement.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, amendments and supplements thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages for breach or for infringement claims pertaining to the licensed Intellectual Property (to the extent that a Grantor has the right to collect them), and (iii) rights to sue for past, present and future breaches or violations thereof.

“Missouri Gaming Law” means Chapter 313 of the Missouri Revised Statutes (“MRS”) and the regulations of the Missouri Gaming Commission promulgated thereunder.

“Missouri Gaming Commission” has the meaning ascribed by MRS 313.004 and refers to the body empowered to act pursuant to Chapter 313 of the Missouri Revised Statutes and Title 11, Division 45 of the Missouri Code of State Regulations.

“Mississippi Gaming Pledged Equity” has the meaning assigned to such term in Section 2.02(i).

“Missouri Gaming Pledged Equity” has the meaning assigned to such term in Section 2.02(n).

“Nevada Gaming Control Act” means Chapter 463 of the Nevada Revised Statutes and the regulations of the Nevada Gaming Commission promulgated thereunder.

“Nevada Gaming Control Board has the meaning ascribed by NRS 463.0137 and refers to the agency of the State of Nevada created pursuant to NRS 463.030 to 463.110 and as empower to act under the Nevada Gaming Control Act.

“Nevada Gaming Pledged Equity” has the meaning assigned to such term in Section 2.02(d).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all patents of the United States, all registrations and recordings thereof, and all applications for patents of the United States, and (b) all reissues, re-examinations, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions or improvements disclosed or claimed therein.

“Perfection Certificate” means a certificate in the form of Exhibit VII hereto, as the same shall be supplemented from time to time by a supplement thereto or otherwise.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, limited or unlimited liability membership certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means any principal, premium, interest (including any interest and fees accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest or fees is an allowed or allowable claim under applicable law), penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under any of (i) the Indenture, the Notes (other than any Additional Notes except to the extent constituting Permitted Additional Pari Passu Obligations) and the Security Documents and (ii) any Additional Pari Passu Agreement and other documentation relating to any other Permitted Additional Pari Passu Obligations; provided that no obligations in respect of Permitted Additional Pari Passu Obligations (other than Additional Notes) shall constitute “Secured Obligations” unless the Additional Pari Passu Agent for the holders of such Permitted Additional Pari Passu Obligations has executed an Additional Pari Passu Joinder Agreement.

“Secured Parties” means, collectively, the Collateral Agent, the Trustee, the Holders of Notes, each Additional Pari Passu Agent and the other holders of Secured Obligations.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names, other source or business identifiers protected under the laws of the United States or any state or political subdivision thereof, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith in the USPTO or any similar offices in any State of the United States or any political subdivision thereof, and all renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use thereof and symbolized thereby.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

“Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person, 100% of the outstanding Capital Stock of which (other than directors’ qualifying shares and shares required to be held by foreign nationals) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

ARTICLE II

Pledge of Securities

SECTION 2.01.          Pledge.  As security for the payment or performance, as the case may be, in full of the Secured Obligations each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) all Capital Stock held by it, including those listed on Schedule I and any other Capital Stock obtained in the future by such Grantor and the certificates, if any, representing all such Capital Stock (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Assets; (ii) (A) the debt securities owned by it and listed opposite the name of such Grantor on Schedule I, (B) any debt securities obtained in the future by such Grantor and (C) the intercompany notes and other promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Assets; (iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 and Section 2.02; (iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and (vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”); provided that the Pledged Collateral shall not include any Excluded Assets.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, until the termination of this Agreement, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02.          Delivery of the Pledged Collateral.

(a)           Subject to the other provisions of this Section 2.02, each Grantor agrees to deliver to the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement) on or prior to the Merger Date all Pledged Securities owned by it on the Merger Date (with a list of all such items to be provided by the Issuer to the Collateral Agent in writing) and with respect to any Pledged Securities issued or acquired after the Merger Date, it agrees to deliver or cause to be delivered as promptly as practicable (and in any event, within 60 days after the date of acquisition thereof or such longer period as to which the First Lien Representative (provided such First Lien Representative is not the Collateral Agent) may agree in its reasonable discretion) to the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement), for the benefit of the Secured Parties, any and all such Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated).

(b)           The Grantors will cause any Indebtedness for borrowed money owed to any Grantor by any Person (other than intercompany Indebtedness between Grantors) having a principal amount in excess of (i) $1,000,000 individually or (ii) when aggregated with all other such Indebtedness for which this clause has not been satisfied, $5,000,000 in the aggregate, to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement), for the benefit of the Secured Parties, pursuant to the terms hereof.

(c)           Upon delivery to the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement), (i) any Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the First Lien Representative and by such other instruments and documents as may be required and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment or transfer duly executed in blank by the applicable Grantor and such other instruments or documents as the First Lien Representative may reasonably request.

(d)           Each Grantor shall immediately upon receipt of all required approvals of the Nevada Gaming Control Board and Nevada Gaming Commission deliver the original certificates representing Pledged Equity, the pledge of which is governed by NRS 463.510 (such Pledged Equity, the “Nevada Gaming Pledged Equity”), together with stock powers executed in blank, to (i) prior to the Discharge of Credit Facility Obligations, Bank of America, N.A., as collateral agent under the Credit Facility (in such capacity, the “Credit Facility Agent”) (as bailee for the Collateral Agent pursuant to the Intercreditor Agreement) or, subject to Section 2.07, the Escrow Agent and (ii) upon the Discharge of Credit Facility Obligations, to the Collateral Agent to the extent the Collateral Agent maintains an office in the State of

Nevada where the Nevada Gaming Pledged Equity may be maintained pursuant to the requirements of the Gaming Laws of Nevada or, subject to Section 2.07, the Escrow Agent to be held by the Credit Facility Agent, the Collateral Agent or, subject to Section 2.07, in escrow by the Escrow Agent, as the case may be, within the State of Nevada, subject to the requirements of the Nevada Gaming Control Board in accordance with applicable provisions of the Nevada Gaming Control Act and regulations promulgated thereunder.  In addition, each Grantor shall upon receipt of all required approvals of the Nevada Gaming Control Board  and Nevada Gaming Commission execute and deliver and cause to be executed and delivered such other documents and instruments (including Uniform Commercial Code financing statements) required to create, evidence or perfect the Collateral Agent’s security interest in the Nevada Gaming Pledged Equity, including, if applicable, the execution and delivery of the Escrow Agreement referred to in Section 2.07.

(e)           Notwithstanding any other provision of this Agreement:

(f)            The prior approval of the Nevada Gaming Commission must be obtained before any foreclosure or transfer of any possessory security interest in the Nevada Gaming Pledged Equity (except back to original Grantor), the pledge of which is governed by NRS 463.510, and before any other enforcement of the Security Interest of the Collateral Agent in such Nevada Gaming Pledged Equity may occur (provided that the foregoing shall not imply any obligation on the Collateral Agent to obtain such approvals);

(g)           The stock certificates evidencing the Nevada Gaming Pledged Equity, the pledge of which is governed by NRS 463.510, must at all times remain physically within the State of Nevada at a location designated to the Nevada Gaming Board and must be made available for inspection by agents or employees of the Nevada Gaming Board immediately upon request during normal business hours;

(h)           The provisions of this Agreement relating to the Nevada Gaming Pledged Equity shall not be amended without the prior administrative approval of the Chairman of the Nevada Gaming Board or his designee (provided that the foregoing shall not imply any obligation on the Collateral Agent to obtain such approvals).  Such administrative approval may not be granted regarding amendments to this Agreement or, subject to Section 2.07, the Escrow Agreement, that increase or change the Nevada Gaming Pledged Equity that are the subject of the pledge which is governed by NRS 463.510 that change the location of the Nevada Gaming Pledged Equity in the possession of the Credit Facility Agent, the Collateral Agent or, subject to Section 2.07, the Escrow Agent, as the case may be, or that change the identity of the Collateral Agent, the Credit Facility Agent or, subject to Section 2.07, Escrow Agent.

(i)            The prior approval of the Mississippi Gaming Commission must be obtained before any foreclosure or transfer of any possessory security interest in the Pledged Equity issued by any Person that is licensed by or registered with the Mississippi Gaming Commission (except back to the original Grantor), the pledge of which is governed by Miss. Code Ann. Section 75-76-207 (such Pledged Equity, the “Mississippi Gaming Pledged Equity”), and before any other enforcement of the Security Interest in such Mississippi Gaming Pledged Equity may occur (provided that the foregoing shall not imply any obligation on the Collateral Agent to obtain such approvals).

(j)            This Agreement shall not be amended without the prior administrative approval of the Chairman of the Nevada Gaming Control Board or his designee (provided that the foregoing shall not imply any obligation on the Collateral Agent to obtain such approvals).  Such administrative approval may not be granted regarding amendments to this Agreement or, subject to Section 2.07, the Escrow Agreement that increase or change the Capital Stock that are the subject of the pledge which is governed by NRS 463.510, or that change the identity of the Collateral Agent or, subject to Section 2.07, the Escrow

Agent.  In the event that the Collateral Agent exercises one or more of the remedies set forth in this Agreement with respect to the  Nevada Gaming Pledged Equity, the Mississippi Gaming Pledged Equity or the Missouri Gaming Pledged Equity, including, without limitation, the foreclosure, transfer, sale, distribution or other disposition of any interest therein (except back to the Grantor), the exercise of voting and consensual rights, and any other enforcement of the security interest in such Nevada Gaming Pledged Equity, the Mississippi Gaming Pledged Equity or the Missouri Gaming Pledged Equity, such action will require the separate and prior approval (provided that the foregoing shall not imply any obligation on the Collateral Agent to obtain such approvals) of the Gaming Authorities in Nevada and Mississippi, respectively, with respect to the Nevada Gaming Pledged Equity and the Mississippi Gaming Pledged Equity, respectively, and, in the case of the Missouri Gaming Pledged Equity, the provision of 30 days prior notice to the Gaming Authorities in Missouri or the licensing or finding of suitability of the Collateral Agent or any transferee thereof, in each case unless such licensing or suitability requirement is waived thereby or is otherwise not required under the applicable Gaming Laws (provided that the foregoing shall not imply any obligation on the Collateral Agent to become licensed);

(k)           The Collateral Agent and, subject to Section 2.07 in the case of the Nevada Gaming Pledge Equity, the Escrow Agent will be required to comply with the reasonable conditions, if any, imposed by the Gaming Authorities in connection with their approval of the pledge granted hereunder in the Nevada Gaming Pledged Equity, the Mississippi Gaming Pledged Equity or the Missouri Gaming Pledged Equity; provided that the Collateral Agent shall have no liability for failure to comply with such conditions after it has tendered a written notice of its resignation, in accordance with Section 5.20(e)(x);

(l)            Any approval of the Gaming Authorities of this Agreement, any amendment hereto or the pledge hereunder, in each case in the Nevada Gaming Pledged Equity or the Mississippi Gaming Pledged Equity, or, in the case of the Missouri Gaming Pledged Equity, the satisfaction of the notice obligations under the Gaming Laws of Missouri with respect to this Agreement in the Missouri Gaming Pledged Equity, any amendment hereto or the pledge hereunder in the Nevada Gaming Pledged Equity, the Mississippi Gaming Pledged Equity or the Missouri Gaming Pledged Equity, does not constitute approval, either express or implied, of the Collateral Agent to take any actions provided for in this Agreement, for which separate approval by the Gaming Authorities or the satisfaction of separate notice provisions may be required by the Gaming Laws; and

(m)          The Secured Parties and their respective successors and assigns are subject to being called forward by the Gaming Authorities in their sole and absolute discretion, for licensing, a finding of suitability or other investigation authorized by the Gaming Laws in order to remain entitled to the benefits of this Agreement, any other Notes Documents, any Additional Pari Passu Agreement and the Intercreditor Agreement, in each case with respect to the Nevada Gaming Pledged Equity, the Mississippi Gaming Pledged Equity and the Missouri Gaming Pledged Equity.

(n)           Missouri Gaming Law Specific Provisions.  Each party hereto hereby acknowledges that:

(i)      Notwithstanding anything contained in this Agreement, the other Notes Documents or any Additional Pari Passu Agreement to the contrary, (i) no transfer in any way of an ownership interest, or exercise of a material right of an ownership interest, in any Grantor or any Subsidiary of a Grantor which holds a license issued by the Missouri Gaming Commission (such Pledged Equity, the “Missouri Gaming Pledged Equity”) shall occur unless such transfer is first approved by the Missouri Gaming Commission pursuant to Title 21, Chapter 313, Section 313.807(4) of the Revised Statutes of Missouri and (ii) the Collateral Agent shall not foreclose on, take possession of or otherwise exercise ownership of or possessory rights over any slot machine (as defined in Title 11, Division 45, Section 10.055 of the Rules of the Department of Public Safety) constituting Collateral located or to be located in the State of Missouri unless the Collateral Agent (1) holds the applicable valid license issued by the Missouri Gaming Commission or, in the alternative (2) uses a different mechanism that is in compliance with applicable Missouri laws (which mechanism could include, subject to the Missouri Gaming Commission’s approval, the sale, transfer or disposition by any Grantor of such slot machine to a Person holding the applicable valid license issued by the Missouri Gaming Commission, provided that such Person is acting on its own behalf and not as an agent of any party not licensed by the Missouri Gaming Commission to own or possess slot machines); provided that the foregoing shall not imply any obligation on the Collateral Agent to hold any such license or otherwise become licensed under the Gaming Laws of Missouri.

(ii)     The Collateral Agent and each other Secured Party hereby acknowledges that Missouri law does not presently allow, and the security interest granted in this Agreement does not authorize for so long as such prohibition exists, any pledge, hypothecation or transfers of gaming licenses (or any interest therein) issued by the Missouri Gaming Commission pursuant to Missouri law, or any security interest attached to any such license.

(o)     Louisiana Gaming Law Specific Provisions.  Each party hereto hereby acknowledges that:

(i)      Notwithstanding anything contained in this Agreement, the other Notes Documents or any Additional Pari Passu Agreement to the contrary, (i) no transfer of a five percent or more interest in any Grantor or any Subsidiary of a Grantor which holds a license or permit issued by the Louisiana Gaming Control Board shall occur unless the prior written approval of such transfer is provided by the Louisiana Gaming Control Board and (ii) the Collateral Agent shall not foreclose, take possession or otherwise exercise ownership or possessory rights of any slot machine located or to be located in the State of Louisiana unless all applicable Gaming Laws of the State of Louisiana are complied with.

(ii)     The Collateral Agent and each other Secured Party hereby acknowledges that the Gaming Laws of Louisiana do not presently allow, and the security interest granted in this Agreement does not authorize for so long as such prohibition exists, any pledge, hypothecation or transfers of any gaming licenses or permits (or any interest therein) issued under the Louisiana Gaming Control Act, La. R.S. 27:1 et seq or any security interest attached to any such license or permit.

Notwithstanding anything herein to the contrary, Deutsche Bank Trust Company Americas, in all its roles under this Agreement and each other Security Document, shall be empowered to, but shall not be required or have any obligation whatsoever to, obtain or seek to obtain a gaming license, gaming authority approval, or become a holder, owner or operator of any gaming license, system or establishment; provided, however, in the event required by any Governmental Authority to obtain a gaming license or gaming authority approval, Deutsche Bank Trust Company Americas must promptly tender written notice of its resignation as Collateral Agent if it does not intend to timely comply with such requirement after resignation, and the Collateral Agent shall not incur any liability with respect to such non-compliance.

SECTION 2.03.          Representations, Warranties and Covenants.  The Grantors jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and for the benefit of the Secured Parties, that:

(a)           Schedule I correctly sets forth, as of the Merger Date, a true and complete list, with respect to each Grantor, of (i) all the Capital Stock owned by such Grantor in any Person and the percentage of the issued and outstanding units of each class of the Capital Stock of the issuer thereof represented by the Pledged Equity owned by such Grantor and (ii) all the Pledged Debt owned by such Grantor;

(b)           the Pledged Equity and Pledged Debt (solely with respect to Pledged Equity and Pledged Debt issued by a Person other than GCA, the Issuer or a Subsidiary of the Issuer, to the best of such Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity (solely with respect to Pledged Equity issued by a Person other than the Issuer or a Subsidiary of the Issuer, to the best of such Grantor’s knowledge), is fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than GCA, the Issuer or a Subsidiary of the Issuer, to the best of such Grantor’s knowledge), is the legal, valid and binding obligation of each issuer thereof;

(c)           each of the Grantors (i) is and, subject to any transfers made in compliance with the Indenture and each Additional Pari Passu Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Security Documents and (B) Liens expressly permitted pursuant to Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Security Documents and (B) Liens expressly permitted pursuant to Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d)           except for restrictions and limitations imposed by the Notes Documents, any Additional Pari Passu Agreement, the New Credit Facilities or applicable Legal Requirements generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e)           each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)            no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than (i) such as have been obtained and are in full force and effect, (ii) authorizations, approvals or notices to or from Gaming Authorities which may be required pursuant to applicable Gaming Laws after the date hereof in connection with (x) the grant of a Lien in favor of the Collateral Agent in the Pledged Equity listed on Schedule I, which the applicable Grantor will use commercially reasonable efforts to obtain as provided in Section 4.22 of the Indenture, (y) the addition of any

Guarantor pursuant to Section 5.14 (which approvals each Grantor agrees to use its commercially reasonable efforts to obtain promptly upon the occurrence of the requirement to add such Guarantor or to pledge the Equity Interests of such Guarantor or any other Subsidiary of a Grantor the Equity Interests of which are required to be pledged pursuant to the terms of this Agreement and the Indenture) or (z) the enforcement of remedies and (iii) the requirement under applicable Gaming Laws to provide routine post-closing notices and/or copies of Notes Documents and each Additional Pari Passu Agreement to a Gaming Authority); and

(g)           by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent or, subject to Section 2.07 in the case of the Nevada Gaming Pledged Equity, the Escrow Agent in accordance with this Agreement, the Collateral Agent for the benefit of the Secured Parties will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, subject only to Liens permitted by Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement, to the extent such perfection is governed by the Uniform Commercial Code of any applicable jurisdiction.

Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Capital Stock in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Capital Stock.

SECTION 2.04.          Certification of Limited Liability Company and Limited Partnership Interests.  Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Capital Stock in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (b) certificate any Capital Stock in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement), pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.  Each Grantor hereby agrees that if any of the Pledged Collateral is at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable Legal Requirements (including Gaming Laws), (i) if necessary to perfect a security interest in such Pledged Collateral, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Collateral under the terms hereof, and (ii) after the occurrence and during the continuance of any Event of Default (A) cause the Organization Documents of each such issuer of Capital Stock constituting Pledged Collateral to be amended to provide that such Pledged Collateral shall be treated as “securities” for purposes of the Uniform Commercial Code and (B) cause such Pledged Collateral to become certificated and delivered to the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement).

SECTION 2.05.          Registration in Nominee Name; Denominations.  If an Event of Default shall occur and be continuing, subject to the Intercreditor Agreement, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, and each

Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Collateral Agent shall give the Issuer prior notice of its intent to exercise such rights.

SECTION 2.06.          Voting Rights; Dividends and Interest.

(a)           Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Issuer that the rights of the Grantors under this Section 2.06 are being suspended:

(i)      Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture, the other Notes Documents and each Additional Pari Passu Agreement; provided that such rights and powers shall not be exercised in any manner, except as may be permitted under this Agreement, the Indenture, the other Notes Documents and each Additional Pari Passu Agreement, that would materially and adversely affect the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture, any other Notes Document or any Additional Pari Passu Agreement or the ability of the Secured Parties to exercise the same.

(ii)     So long as no Event of Default shall have occurred and be continuing and thereafter so long as the Issuer has not received written notice from the Collateral Agent that the rights of the Grantors under this Section 2.06 are being suspended and to the extent required under applicable Legal Requirements (including any Gaming Law), the Collateral Agent shall be deemed without further action or formality to have granted to each Grantor all necessary consents relating to voting rights and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and shall, if necessary, execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)    Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Notes Documents, each Additional Pari Passu Agreement and applicable Legal Requirements; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and, subject to the Intercreditor Agreement, shall be promptly (and in any event within 30 days) delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).

(b)           Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Issuer of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which (together with each other First Lien Agent (as defined in the Intercreditor Agreement) shall, subject to the Intercreditor Agreement, have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 30 days) delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof.  After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 that remain in such account.

(c)           Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have provided the Issuer notice of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which (together with each other First Lien Agent (as defined in the Intercreditor Agreement)) shall, subject to the Intercreditor Agreement, have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the direction of the holders of a majority in the aggregate principal amount of the Secured Obligations outstanding at such time.  After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.

(d)           Any notice given by the Collateral Agent to the Issuer suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Collateral Agent) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.07.    Further Assurances.  If (a) the Discharge of Credit Facility Obligations shall have occurred and the Collateral Agent does not maintain an office in the State of Nevada where the Nevada Gaming Pledged Equity may be maintained pursuant to the requirements of the Gaming

Laws of Nevada, or (b) prior to the Discharge of Credit Facility Obligations Bank of America, N.A. shall cease to act as Credit Facility Agent and any successor Credit Facility Agent (or any of such successor Credit Facility Agent’s affiliates) does not maintain an office in the State of Nevada where the Nevada Gaming Pledged Equity may be maintained pursuant to the requirements of the Gaming Laws of Nevada, then in each case, the Issuer, the Collateral Agent, prior to the Discharge of Credit Facility Obligations, the successor Credit Facility Agent and an appointed escrow agent reasonably acceptable to the Collateral Agent (the “Escrow Agent”) shall enter into an escrow agreement in substantially the form attached hereto as Exhibit V (the “Escrow Agreement”) with respect to the Nevada Gaming Pledged Equity.  The Issuer acknowledges and agrees that the Issuer shall bear all costs, expenses and fees in connection with the escrow arrangement contemplated by this Section 2.07 and the Escrow Agreement, including the costs, expenses and fees of the Escrow Agent.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01.          Security Interest.

(a)           As security for the payment or performance, as the case may be, in full of the Secured Obligations each Grantor hereby pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)      all Accounts;

(ii)     all Chattel Paper;

(iii)    all Commercial Tort Claims listed on Schedule II hereto;

(iv)    all Deposit Accounts;

(v)     all Documents;

(vi)    all Equipment;

(vii)   all Fixtures;

(viii)  all General Intangibles and all Intellectual Property;

(ix)    all Goods;

(x)     all Instruments;

(xi)    all Inventory;

(xii)                                                        all Investment Property;

(xiii)                                                     all Pledged Securities;

(xiv)                                                    all books and records pertaining to the Article 9 Collateral;

(xv)                                                       all letters of credit and Letter-of-Credit Rights;

(xvi)                                                    all Money; and

(xvii)                                                 to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (and the term “Collateral” shall not include) any Excluded Assets.

(b)           Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time (however, the Collateral Agent shall not have any duty) to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets of the Debtor, whether now owned or hereafter acquired” or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates.  Each Grantor agrees to provide such information to the Collateral Agent promptly upon any reasonable request.  Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Collateral Agent shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

(c)           The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d)           The Collateral Agent is authorized (however, the Collateral Agent shall not have any duty) to file with the USPTO or the USCO (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Collateral Agent as secured party.

(e)           Notwithstanding anything to the contrary in the Notes Documents or any Additional Pari Passu Agreement, none of the Grantors shall be required (i) to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account, (ii) to take any action in any non-U.S. jurisdiction or required by the Legal Requirements of any non-U.S. jurisdiction to create any security interest in any assets located or titled outside of the U.S. or to perfect or make enforceable any security interests in any assets located outside of the U.S. (it being understood that nothing herein shall require security agreements or pledge agreements governed by the laws of any non-U.S. jurisdiction) any assets located outside of the United States or (iii) to perfect in any assets subject to a certificate of title statute.

SECTION 3.02.          Representations and Warranties.  The Grantors jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)           Subject to Liens permitted by Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than (i) any consent or approval that has been obtained and is in full force and effect, (ii) authorizations, approvals or notices to or from Gaming Authorities which may be required pursuant to applicable Gaming Laws after the date hereof in connection with (x) the grant of a Lien in favor of the Collateral Agent in the Pledged Equity listed on Schedule I, which the applicable Grantor will use commercially reasonable efforts to obtain as provided in Section 4.20 of the Indenture, (y) the addition of any Guarantor pursuant to Section 5.14 or (z) the enforcement of remedies and (iii) the requirement under applicable Gaming Laws to provide routine post-closing notices and/or copies of Notes Documents to a Gaming Authority.

(b)           The Uniform Commercial Code financing statements (including fixture filings solely in respect of real property required to be subject to a Deed of Trust pursuant to the Notes Documents, as applicable) or other appropriate filings, recordings or registrations prepared based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Issuer to the Collateral Agent after the Merger Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) required by the Indenture or any Additional Pari Passu Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable Legal Requirement with respect to the filing of continuation statements and as required to be made in the USPTO and USCO in order to perfect the Security Interest in Article 9 Collateral consisting of Patents, Trademarks and Copyrights acquired or developed by the Grantors after the date hereof.

(c)           Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered Copyrights, respectively, have been or on the Merger Date shall be delivered for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for Patents, Trademarks (except pending Trademark applications that constitute Excluded Assets) and Copyrights to the extent a security interest may be perfected by filing, recording or registration in the USPTO or the USCO, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof and (ii) the Uniform Commercial Code financing and continuation statements contemplated in Section 3.02(b)).

(d)           (i) When all appropriate filings, recordings, registrations or notifications are made as may be required under applicable Legal Requirements to perfect the Security Interest and (ii) upon the taking of possession or control by the Collateral Agent (or the First Lien Representative as bailee for the Collateral Agent pursuant to the Intercreditor Agreement) of such Article 9 Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by this Agreement or the Intercreditor Agreement, if then in effect), the Security Interest shall be prior to any other Lien on any of the Article 9 Collateral, other than (1) any nonconsensual Lien that is expressly permitted pursuant to Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement and has priority as a matter of law and (2) Liens expressly permitted pursuant to Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement.

(e)           The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 4.11 of the Indenture.  None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable United States Legal Requirements covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 4.11 of the Indenture.

SECTION 3.03.          Covenants.

(a)           The Issuer agrees promptly (and in any event within 60 days after such change) to notify the Collateral Agent in writing of any change in (i) legal name of any Grantor, (ii) the type of organization of any Grantor, (iii) the jurisdiction of organization of any Grantor, or (iv) the chief executive office of any Grantor and take all actions necessary to continue the perfection of the security interest created hereunder following any such change with the same priority as immediately prior to such change. The Issuer agrees promptly to provide the Collateral Agent after notification of any such change with certified Organization Documents reflecting any of the changes described in the first sentence of this paragraph.

(b)           Each year, at the time of delivery to the Credit Facility Agent of annual financial statements with respect to the preceding fiscal year pursuant to the terms of the New Credit Facilities

(whether or not such New Credit Facilities are in effect at such time), the Issuer shall deliver to the Collateral Agent supplemental schedules to the Perfection Certificate executed by the chief financial officer or the chief legal officer of each of GCA and the Issuer, as applicable.

(c)           Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or any other First Lien Agent (as defined in the Intercreditor Agreement) may from time to time reasonably request or that may be necessary to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(d)           The Collateral Agent may (but shall have no obligation to) discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture or any Additional Pari Passu Agreement, this Agreement or any other Notes Document and within a reasonable period of time after the Grantors have been requested to do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization in accordance with Section 5.03; provided, however, Grantors shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property included in the Article 9 Collateral which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(f)(iv), to the extent that the Issuer has provided notice in writing to Collateral Agent that such Intellectual Property is allowed to lapse, terminate or be put into the public domain.  Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Notes Documents or any Additional Pari Passu Agreement.

(e)           Commercial Tort Claims.  If the Grantors shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed (i) $1,000,000 individually or (ii) when aggregated with all other Commercial Tort Claims for which this clause has not been satisfied, $5,000,000 in the aggregate, and, in each case, and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 45 days after the end of the fiscal quarter in which such complaint was filed (or such longer period as the First Lien Representative may agree in its reasonable discretion) notify the Collateral Agent thereof in a writing signed by such Grantor including a brief summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

(f)            Intellectual Property Covenants.

(i)            Other than to the extent permitted herein or in the Indenture and each Additional Pari Passu Agreement, with respect to registration or pending application of each item of its Intellectual Property included in the Article 9 Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Article 9 Collateral of such Grantor.

(ii)           Other than to the extent permitted herein or in the Indenture and each Additional Pari Passu Agreement, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property included in the Article 9 Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii)          Other than to the extent permitted herein or in the Indenture and each Additional Pari Passu Agreement, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property included in the Article 9 Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv)          Notwithstanding clauses (i) through (iii) above, nothing in this Agreement or any other Notes Document or any Additional Pari Passu Agreement prevents any Grantor from Disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property included in the Article 9 Collateral to the extent permitted by the Indenture and each Additional Pari Passu Agreement if such Grantor determines in its reasonable business judgment that any of the foregoing actions is desirable in the conduct of its business.

(v)           Within 60 calendar days after the end of each calendar quarter each Grantor shall provide a list of any additional registrations of Intellectual Property of such Grantor not previously disclosed to the Collateral Agent including such information as is necessary for such Grantor to make appropriate filings in the USPTO and the USCO with respect to Intellectual Property included in the Article 9 Collateral and file (with a written notification thereof to the Collateral Agent) at such time the short-form security agreement with respect to such Patents, Trademarks or Copyrights with the USPTO or USCO, as applicable, and record such agreements in the USPTO assignment database or USCO, as applicable.

(g)           Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary or reasonably requested by the Collateral Agent to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 4.11 of the Indenture and the comparable provision of each Additional Pari Passu Agreement.  Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

SECTION 3.04.          Instruments.  If the Grantors shall at any time hold or acquire any Instruments constituting Article 9 Collateral (excluding checks), and evidencing an amount in excess of (i) $1,000,000 individually or (ii) when aggregated with all other such Instruments for which this clause has not been satisfied $5,000,000 in the aggregate, such Grantor shall promptly (and in any event, within 60 days after the date of acquisition thereof or such longer period as to which the First Lien Representative may agree in its reasonable discretion) endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by instruments of transfer or assignment duly executed in blank.

ARTICLE IV

Remedies

SECTION 4.01.          Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default, subject to applicable Gaming Laws and the Intercreditor Agreement, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the Uniform Commercial Code or other applicable Legal Requirements and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent promptly, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) require each Grantor to, and each Grantor agrees that it will at its expense and upon the request of the Collateral Agent promptly, assign the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, domain names and Copyrights to the Collateral Agent for the benefit of the Secured Parties; (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (v) subject to the mandatory requirements of applicable Legal Requirements and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery.  The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or a portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be subject to applicable Gaming Laws and shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or a portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with applicable Gaming Laws and the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver, subject to applicable Gaming Laws.  Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

The Collateral Agent shall exercise rights and remedies and sell the Collateral under the Security Documents only at the direction of the holders of a majority in the aggregate principal amount of the Secured Obligations outstanding at the time of such action; provided that if the Collateral Agent shall not have received appropriate instructions within 10 days of a request from the applicable Secured Parties (or such shorter period as reasonably may be specified in such request or as may be necessary under the circumstances), it may, but shall be under no duty or obligation to take or refrain from taking such action and the Collateral Agent shall have no liability to any Person for such action or inaction.

SECTION 4.02.          Application of Proceeds.

(a)           Subject to the terms of the Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in the following order:

First, to pay incurred and unpaid reasonable, out-of-pocket fees and expenses of the Collateral Agent and the Trustee under the Indenture, the Notes and the Security Documents and of any Additional Pari Passu Agent under any Additional Pari Passu Debt Documents;

Second, ratably to (x) the Trustee, based on the amount of Secured Obligations then outstanding under the Indenture and the Notes, for application as provided in the Indenture and (y) each Additional Pari Passu Agent, based on the amount of Secured Obligations then outstanding under the Additional Pari Passu Agreement pursuant to which it is acting as such, for application as provided in such Additional Pari Passu Agreement;

Third, any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full, shall be paid over to the Issuer or to whomsoever shall be lawfully entitled to receive the same.

If, despite the provisions of this Section 4.02(a), any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Section 4.02(a), such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Section 4.02(a).

(b)           If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 4.02.

(c)           Notwithstanding the foregoing, in the event of any determination by a court of competent jurisdiction with respect to any series of Permitted Additional Pari Passu Obligations that (i) such series of Permitted Additional Pari Passu Obligations is unenforceable under applicable law or is subordinated to any other obligations (other than another series of Secured Obligations), (ii) such series of Permitted Additional Pari Passu Obligations does not have an enforceable security interest in any of the Collateral and/or (iii) any intervening security interest exists securing any other obligations (other than another series of Secured Obligations) on a basis ranking prior to the security interest of such series of Permitted Additional Pari Passu Obligations but junior to the security interest of any other series of Secured Obligations (any such condition referred to in the foregoing clause (i), (ii) or (iii) with respect to any series of Permitted Additional Pari Passu Obligations, an “Impairment” of such series of Permitted Additional Pari Passu Obligations), the results of such Impairment shall be borne solely by the holders of such series of Permitted Additional Pari Passu Obligations, and the rights of the holders of such series of Permitted Additional Pari Passu Obligations (including, without limitation, the right to receive distributions in respect of such series of Permitted Additional Pari Passu Obligations) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of such series of Permitted Additional Pari Passu Obligations subject to such Impairment.  Notwithstanding the foregoing, with respect to any Collateral for which a third party (other than a holder of another series of Secured Obligations) has a Lien or security interest that is junior in priority to the security interest of any series of Secured Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of the holder of any other series of Secured Obligations (such third party, an “Intervening Creditor”), the value of any Collateral or proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or proceeds to be distributed in respect of the series of Secured Obligations with respect to which such Impairment exists.

(d)           Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(e)           In making the determinations and allocations required by this Section 4.02, the Collateral Agent may conclusively rely upon information supplied to or by (i) the Trustee as to amounts outstanding with respect to the Notes Obligations and (ii) the applicable Additional Pari Passu Agent as to the amounts outstanding with respect to Permitted Additional Pari Passu Obligations, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied.  All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Collateral Agent of any amounts distributed to it.

SECTION 4.03.          Grant of License to Use Intellectual Property; Power of Attorney.  For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement only after such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, beginning only at such time the Collateral Agent shall be lawfully entitled to exercise such rights and remedies and not before, each Grantor hereby grants to the Collateral Agent a non-exclusive, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or, to the extent permitted under the terms of the relevant license, sublicense any of the Intellectual Property included in the Article 9 Collateral now owned or hereafter acquired by such Grantor, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Collateral Agent to operate such license, sublicense and other rights, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Collateral Agent solely during the continuance of an Event of Default and nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Indenture and each Additional Pari Passu Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks.  Furthermore, each Grantor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each registration and application for a Patent, Trademark or Copyright, and to record the same.

ARTICLE V

Miscellaneous

SECTION 5.01.          Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture (whether or not then in effect) and the comparable section of each Additional Pari Passu Agreement.  All communications and notices hereunder to any Grantor other than the Issuer shall be given to it in care of the Issuer as provided in Section 13.02 of the Indenture (whether or not then in effect).

SECTION 5.02.          Waivers; Amendment.

(a)           No failure by the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Notes Document or any Additional Pari Passu Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Notes Document and each Additional Pari Passu Agreement, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Indenture and the comparable provision of each Additional Pari Passu Agreement.

SECTION 5.03.          Collateral Agent’s Fees and Expenses.

(a)           The parties hereto agree that the Collateral Agent and Trustee shall be entitled to reimbursement of its expenses incurred hereunder and indemnity for its actions in connection herewith as provided in the Indenture and each Additional Pari Passu Agreement (in each case, whether or not then in effect) and all rights, indemnities and protections granted to the Collateral Agent or Trustee therein shall apply hereto mutatis mutandis.

(b)           Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.  The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Notes Document or any Additional Pari Passu Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Notes Document or any Additional Pari Passu Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 5.03 shall be payable promptly upon written demand therefor.

SECTION 5.04.          Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 13.10 of the Indenture and the comparable provision of each Additional Pari Passu Agreement.

SECTION 5.05.          Survival of Agreement.  All covenants, agreements, representations and warranties made by the Grantors in the Notes Documents, the Additional Pari Passu Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Notes Document or any Additional Pari Passu Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Notes Documents, the Additional Pari Passu Documents and the incurrence of any Secured Obligations, and shall continue in full force and effect until the payment in full of all Secured Obligations (other than contingent indemnification obligations).

SECTION 5.06.          Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Notes Documents, and any separate letter agreements with respect to fees payable to the Collateral Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Notes Documents or any Additional Pari Passu Document.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5.07.          Severability.  If any provision of this Agreement or the other Notes Documents or any Additional Pari Passu Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement, the other Notes Documents and the Additional Pari Passu Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.08.          [Reserved].

SECTION 5.09.          Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a)           The terms of Section 13.08 of the Indenture with respect to governing law is incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b)           SUBMISSION TO JURISDICTION.  EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR

EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE COLLATERAL AGENT, ANY OTHER SECURED PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)           WAIVER OF VENUE.  EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 5.09.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09(d).

(e)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 5.10.          Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11.          Security Interest Absolute.  To the extent permitted by applicable Legal Requirements, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Notes Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Notes Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 5.12.          Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement, if then in effect, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement, if then in effect.  In the event of any conflict between the terms of the Intercreditor Agreement, if then in effect, and the terms of this Agreement, the terms of the Intercreditor Agreement, if then in effect, shall govern.

SECTION 5.13.          Termination or Release.

(a)           This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate with respect to all Secured Obligations when all Secured Obligations have been paid in full (other than contingent indemnification obligations) and there has been a termination of any commitments under any Additional Pari Passu Agreement.

(b)           The Liens securing the Notes Obligations will be released, in whole or in part, as provided in Section 12.02 of the Indenture.  The Liens securing Additional Pari Passu Obligations will be released, in whole or in part, as provide in the Additional Pari Passu Agreement governing such obligations.

(c)           In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 5.13, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents and take all such further actions that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Section 12.02 of the Indenture and the comparable provision of each Additional Pari Passu Agreement.  Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 5.14.          Additional Guarantors.  Each Subsidiary (other than an Excluded Subsidiary) of the Issuer that is required to enter into this Agreement as a Grantor pursuant to Section 4.18 of the Indenture or any comparable provision of any Additional Pari Passu Agreement shall, and any Subsidiary of the Issuer may, execute and deliver a Security Agreement Supplement and a Perfection Certificate and thereupon such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.15.          Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that may be necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the Issuer of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 12.11 of the Indenture or any comparable provision of any Additional Pari Passu Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  Anything in this Section 5.15 to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 5.15 unless an Event of Default shall have occurred and be continuing and if the Collateral Agent is so directed.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein.  No Secured Party shall be liable in the absence of its own bad faith, gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.  All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, as provided in this Agreement, the Indenture  and any Additional Pari Passu Agreement promptly upon written demand therefor by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 5.16.          General Authority of the Collateral Agent.  By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Security Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Security Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Security Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Security Document and (d) to agree to be bound by the terms of this Agreement and any other Security Documents.

SECTION 5.17.          Reasonable Care.  The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property.

SECTION 5.18.          Deeds of Trust.  In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Deed of Trust and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Deed of Trust shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

SECTION 5.19.          Reinstatement.  This Security Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any other Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Issuer or any other Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 5.20.          Rights of the Collateral Agent.

(a)           With respect to the Collateral Agent’s duties under this Agreement or any of the other Security Documents, the Collateral Agent may act through its attorneys, accountants, experts, agents and such other professionals as the Collateral Agent deems necessary, advisable or appropriate and shall not be responsible for the misconduct or negligence of any attorney, accountant, expert, agent or other such professional appointed with due care.

(b)           The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until a Responsible Officer of the Collateral Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred.  The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

(c)           Whenever reference is made in this Agreement or any other Security Document to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such advice or concurrence of the requisite percentage of Holders or Secured Parties (acting in accordance with the

Indenture and each Additional Pari Passu Agreement then in effect and this Agreement), as it deems appropriate.  This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

(d)           The Collateral Agent shall be responsible only for the performance of such duties as are expressly set forth herein and no implied covenants, functions or responsibilities shall be read into this Agreement or otherwise exist against Collateral Agent.  The Collateral Agent shall not be responsible for any action taken or not taken by it under this Agreement or with respect to any Security Documents at the request or direction of any Secured Party.

(e)           Notwithstanding anything to the contrary herein, the following provisions shall govern the Collateral Agent’s rights, powers, obligations and duties under this Security Agreement:

(i)            Notwithstanding anything herein to the contrary, in no event shall the Collateral Agent have any obligation to inquire or investigate as to the correctness, veracity, or content of any instruction pursuant to any other Security Document.  In no event shall the Collateral Agent have any liability in respect of any such instruction received by it and relied on with respect to any action or omission taken pursuant thereto.

(ii)           Neither the Collateral Agent nor any of its experts, officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any of the Security Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner for any recitals, statements, representations or warranties (other than its own recitals, statements, representations or warranties) made in this Agreement or any of the other Security Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the Security Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Security Documents or for any failure of the Grantors or any other Person to perform their obligations hereunder and thereunder.  The Collateral Agent shall not be under any obligation to any Person to ascertain or to inquire as to (i) the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Security Documents  or to inspect the properties, books or records of the Grantors, (ii) whether or not any representation or warranty made by any Person in connection with this Agreement or any Security Documents is true, (iii) the performance by any Person of its obligations under this Agreement or any of the Security Documents or (iv) the breach of or default by any Person of its obligations under this Agreement or any of the Security Documents.

(iii)          The Collateral Agent shall not be bound to (i) account to any Person for any sum or the profit element of any sum received for its own account; (ii) disclose to any other Person any information relating to the Person if such disclosure would, or might, constitute a breach of any law or regulation or be otherwise actionable at the suit of any Person; (iii) be under any fiduciary duties or obligations other than those for which express provision is made in this Agreement or in any of the other Security Documents to which it is a party; or (iv) be required to take any action that it believes, based on advice of counsel, is in conflict with any applicable law, this Agreement or any of the other Security Documents, or any order of any court or administrative agency;

(iv)          The Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith, except to the extent of the Collateral Agent’s gross negligence or willful misconduct.

(v)           The Collateral Agent shall not be responsible for, nor incur any liability with respect to, (i) the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interest in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under this Agreement or any of the other Note Documents, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, (ii) the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iii) the validity of the title of the Grantors to the Collateral, (iv) insuring the Collateral or (v) the payment of taxes, charges or assessments upon the Collateral or otherwise as to the maintenance of the Collateral.

(vi)          Notwithstanding anything in this Agreement or any of the Security Documents to the contrary, (i) in no event shall the Collateral Agent or any officer, director, employee, representative or agent of the Collateral Agent be liable under or in connection with this Agreement or any of the Security Documents for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits or loss of opportunity, whether or not foreseeable, even if the Collateral Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought; and (ii) the Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the other Security Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such Security Documents.  In no event shall the Collateral Agent be obligated to invest any amounts received by it hereunder.

(vii)         The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any of the other Security Documents (i) if such action would, in the reasonable opinion of the Collateral Agent (which may be based on the opinion of legal counsel), be contrary to applicable law or any of the Security Documents or any other agreement referred to herein or therein, (ii) if such action is not provided for in this Agreement or any of the other Security Documents or the Intercreditor Agreement, the Indenture or any Additional Pari Passu Agreement to which the Collateral Agent is a party, (iii) if, in connection with the taking of any such action hereunder or under any of the Security Documents that would constitute an exercise of remedies hereunder or under any of the Security Documents it shall not first be indemnified to its satisfaction by the Holders against any and all risk of nonpayment, liability and expense that may be incurred by it, its agents or its counsel by reason of taking or continuing to take any such action, or (iv) if, notwithstanding anything to the contrary contained in this Agreement, in connection with the taking of any such action that would constitute a payment due under any agreement or document, it shall not first have received from the Holders or the Grantors funds equal to the amount payable. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the other Security Documents in accordance with a request of the requisite percentage of Holders or Secured Parties, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the other Holders, Secured Parties and the Trustee.

(viii)        The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default unless and until a Responsible Officer of the Collateral Agent has received a written notice or a certificate from the Grantors stating that a Default has occurred.  The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether a Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice or certificate so furnished to it.  No provision of this Agreement, the Intercreditor Agreement or any of the Security Documents shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement, any of the other Security Documents or the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability including an advance of moneys necessary to perform work or to take the action requested is not reasonably assured to it, the Collateral Agent may decline to act unless it receives indemnity satisfactory to it in its sole discretion, including an advance of moneys necessary to take the action requested. The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any of the other Security Documents or otherwise if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.

(ix)          Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall become a Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto except for written notice to the other parties hereto.

(x)           The Collateral Agent may resign as Collateral Agent at any time upon at least 60 day’s written notice to the Holders, Trustee and the Grantors (which may be extended up to 90 days upon reasonable request by the Grantors) and may be removed at any time with or without cause by the holders of a majority in the aggregate principal amount of the outstanding Secured Obligations, with any such resignation or removal to become effective only upon the appointment of a successor Collateral Agent under this Section.  If the Collateral Agent shall provide notice of its resignation or be removed as Collateral Agent, then the holders of a majority in the aggregate principal amount of the outstanding Secured Obligations or the Issuer may (and if no such successor shall have been appointed within 45 days of the Collateral Agent’s date of notice of resignation or removal, the Collateral Agent  or the Issuer may) appoint a successor Collateral Agent which successor agent shall, in the case of any appointment by the Collateral Agent, be reasonably acceptable to the holders of a majority in the aggregate principal amount of the outstanding Secured Obligations or shall satisfy the requirements of Section 7.10 of the Indenture, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the resigning Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent and shall execute and deliver to the successor Collateral Agent such instruments of assignment and transfer and other similar documents as such successor Collateral Agent shall deem necessary or advisable (at the joint and several expense of the Grantors).  After any retiring Collateral Agent’s resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.  In the event that a successor Collateral Agent is not appointed within the time period specified in this Section following the provision of a notice of resignation or removal of the Collateral Agent, the Collateral Agent, the Issuer or any other Secured Party representing at least 10% of the principal amount of the Secured Obligations may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent (at the joint and several expense of the Grantors).  Upon providing its notice of resignation as provided herein, the Collateral Agent shall have no obligation with respect to, or liability for failure to, seek or obtain gaming licenses, seek or obtain gaming regulatory approvals, or comply with gaming commission conditions.  In the event that the Collateral Agent is required to acquire title to an asset, or take any managerial action of any kind in regard thereto, in order to perform any obligation under any Security Document, which in the Collateral Agent’s sole determination may cause the Collateral Agent to incur potential liability under any environmental law, the Collateral Agent reserves the right, instead of taking such action, to resign as Collateral Agent.

(xi)          Neither Collateral Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it (except as expressly provided herein) and no act by the Collateral Agent hereafter taken, including any review of the Grantors, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Grantors.  Except for notices, reports and other documents expressly required to be furnished to the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Grantors which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

(xii)         In the event that the Collateral Agent is requested to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, which in the Collateral Agent’s sole discretion may cause the Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right to not follow such direction, to resign as Collateral Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver.  The Collateral Agent shall not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.  Neither the Trustee nor the Collateral Agent shall be responsible for any loss incurred by the Collateral Agent’s refusal to take actions to acquire title or other actions that may result in it being considered an “owner or operator”.

(xiii)        The Issuer shall indemnify the Collateral Agent (which for purposes of this Section shall include its officers, directors, stockholders, employees and agents) against any and all claims, damage, losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Issuer (including this Section) and defending itself against any claim (whether asserted by the Issuer or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, claim, damage, liability or expense has been determined in a final non-appealable decision of a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct.  The Collateral Agent shall notify the Issuer promptly of any claim of which a Responsible Officer has received written notice for which it may seek indemnity.  Failure by the Collateral Agent to so notify the Issuer shall not relieve the Issuer of their obligations hereunder.  The Issuer shall defend the claim and the Collateral Agent shall cooperate in the defense.  The Collateral Agent may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel only if the defendants in any such action include both the Issuer and the Collateral Agent and the Collateral Agent shall have reasonably concluded that a conflict may arise between the positions of the Issuer and the Collateral Agent in conducting the defense of any such action or that there may be legal defenses available to it which are different from or additional to those available to the Issuer.  The Issuer need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The obligations of the Issuer under this Section shall survive the satisfaction and discharge or termination for any reason of the Indenture or the resignation or removal of the Collateral Agent.

(xiv)        In addition, and without prejudice to the rights provided to the Collateral Agent under any of the provisions of this Agreement, when the Collateral Agent incurs expenses or renders services after an Event of Default occurs, the expenses and the compensation for the services (including the reasonable fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Code.

(xv)         In connection with any actions taken pursuant to this Agreement, the Indenture or the Security Documents, the Collateral Agent shall also be entitled to all rights, protections and immunities granted to it under the Indenture. In the event of any conflict relating to such rights, protections or immunities, the terms of this Agreement shall govern.

SECTION 5.21.          Permitted Additional Pari Passu Obligations.

(a)           On or after the Merger Date, the Issuer may from time to time designate additional obligations as Permitted Additional Pari Passu Obligations by delivering to the Collateral Agent, the Trustee and each Additional Pari Passu Agent (a) an officer’s certificate signed by the chief financial officer of the Issuer (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as “Permitted Additional Pari Passu Obligations” for purposes of the Indenture and for purposes hereof and certifying that such designation does not violate the terms of the Indenture and each then extant Additional Pari Passu Agreement (upon which the Collateral Agent may conclusively and exclusively rely), (ii) representing that such designation complies with the terms of the Indenture and each then extant Additional Pari Passu Agreement and (iii) specifying the name and address of the Additional Pari Passu Agent for such obligations (if other than the Trustee) and (b) except in the case of Additional Notes, a fully executed Additional Pari Passu Joinder Agreement (in the form attached as Exhibit VI hereto).

(b)           Each Additional Pari Passu Agent agrees that upon the satisfaction of all conditions set forth in Section 5.21(a), the Collateral Agent shall act as agent under this Agreement for the Additional Pari Passu Agent and the holders of such Permitted Additional Pari Passu Obligations and as collateral agent for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Permitted Additional Pari Passu Obligations, and each Additional Pari Passu Agent agrees to the appointment, and acceptance of the appointment, of the Collateral Agent for the Additional Pari Passu Agent and the holders of such Permitted Additional Pari Passu Obligations as set forth in each Additional Pari Passu Joinder Agreement and agrees, on behalf of itself and each Secured Party it represents, to be bound by this Agreement, the other Security Documents and the Intercreditor Agreement.  Notwithstanding the delivery of the Additional Pari Passu Joinder Agreement set forth above, the Collateral Agent shall not be obligated to act as Collateral Agent for any New Secured Parties (as such term is defined in Exhibit VI hereto) whatsoever or to execute any document whatsoever (including any agency agreement) if in the sole judgment of the Collateral Agent doing so would impose, purport to impose or might reasonably be expected to impose upon the Collateral Agent any obligation or liability for which the Collateral Agent is not in its sole discretion fully protected. In no event shall the Collateral Agent be subject to any document that it has not executed.  The Additional Pari Passu Joinder Agreement shall not be effective until it has been accepted in writing by the Collateral Agent.  For the avoidance of doubt, the rights, privileges, protections, immunities and benefits given to the Collateral Agent hereunder and as set forth in the Indenture, including, without limitation, its right to be indemnified prior to taking action, shall survive the satisfaction, discharge or termination of the Indenture or earlier termination, resignation or removal of the Trustee, in such capacity, with respect to the holders of the Permitted Additional Pari Passu Obligations to the extent the Security Documents remain in force thereafter.

SECTION 5.22.          U.S.A. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee and Collateral Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee or Collateral Agent.  The parties to the Indenture agree that they will provide the Trustee and Collateral Agent with such information as they may request in order for the Trustee and Collateral Agent to satisfy the requirements of the U.S.A. Patriot Act.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GLOBAL CASH ACCESS, INC., as Issuer and a Grantor

By:	/s/ Randy L.Taylor
	Name:	Randy L.Taylor
	Title:	Executive Vice President, Chief Financial officer and Treasurer

GLOBAL CASH ACCESS HOLDINGS, INC., as a Grantor

By:	/s/ Randy L.Taylor
	Name:	Randy L.Taylor
	Title:	Executive Vice President, Chief Financial officer and Treasurer

CENTRAL CREDIT, LLC, as a Grantor

By:	/s/ Ram V. Chary
	Name:	Ram V. Chary
	Title:	Manager

GCA MTL, LLC, as a Grantor

By:	/s/ Ram V. Chary
	Name:	Ram V. Chary
	Title:	Chief Executive Officer

NEWAVE, INC., as a Grantor

By:	/s/ Randy L.Taylor
	Name:	Randy L.Taylor
	Title:	Treasurer, Director

[Signature Page to Security Agreement]

MULTIMEDIA GAMES HOLDING COMPANY, INC., as a Grantor

By:	/s/ Randy L.Taylor
	Name:	Randy L.Taylor
	Title:	Executive Vice President, Chief Financial officer and Treasurer

MULTIMEDIA GAMES, INC., as a Grantor

By:	/s/ Randy L.Taylor
	Name:	Randy L.Taylor
	Title:	Executive Vice President, Chief Financial officer and Treasurer

MGAM TECHNOLOGIES, LLC, as a Grantor

By:	/s/ Randy L.Taylor
	Name:	Randy L.Taylor
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Security Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:	Deutsche Bank National Trust Company

By:	/s/ Rodney Gaughan
	Name:	Rodney Gaughan
	Title:	Vice President

By:	/s/ Robert S. Peschler
	Name:	Robert S. Peschler
	Title:	Vice President

[Signature Page to Security Agreement]

SCHEDULE I

Pledged Equity

Pledgor	Pledged Interest

Pledged Debt

SCH I-1

SCHEDULE II

Commercial Tort Claims

SCH II-1

EXHIBIT I TO THE
SECURITY AGREEMENT

SUPPLEMENT NO.           dated as of [          ] (this “Supplement”), to the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) dated as of December 19, 2014 among GLOBAL CASH ACCESS, INC. (the “Issuer”), the other Grantors from time to time party thereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Secured Parties.

A.            Reference is made to that certain Indenture dated as of December 19, 2014, among Movie Escrow, Inc., as issuer, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent, as supplemented by the supplemental indenture, dated as of December 19, 2014 (as amended, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, Global Cash Access Holdings, Inc., the guarantors from time to time party thereto and the Trustee.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, and if not defined therein, the Indenture.

C.            Section 5.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Issuer may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Security Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 5.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary whether now existing or hereafter acquired.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Collateral Agent for the benefit of the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as

EXHIBIT I-1

delivery of a manually executed counterpart of this Supplement. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Collateral Agent has executed a counterpart hereof.

SECTION 4.  The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary, (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office, (c) Schedule I attached hereto sets forth a true and complete list, with respect to the New Subsidiary, of (i) all the Capital Stock owned by the New Subsidiary in any Person and the percentage of the issued and outstanding units of each class of the Capital Stock of the issuer thereof represented by the Pledged Equity owned by the New Subsidiary and (ii) all the Pledged Debt owned by the New Subsidiary and (d) Schedule I attached hereto sets forth, as of the date hereof, each Commercial Tort Claim in respect of which a complaint or counterclaim has been filed by the New Subsidiary seeking damages in an amount of $1,000,000 or more.  Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.  If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement s shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Security Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Signatures on following page]

EXHIBIT I-2

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation:
Address of Chief Executive Office:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT I-3

SCHEDULE I
TO SUPPLEMENTAL NO     TO THE
SECURITY AGREEMENT

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Capital Stock	Percentage of Capital Stock

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

COMMERCIAL TORT CLAIMS

SCHEDULE I-1

Exhibit II

FORM OF
PATENT SECURITY AGREEMENT
(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of [      ] (this “Agreement”) among GLOBAL CASH ACCESS, INC., a Delaware corporation located at [   ] (the “Issuer”), the other Grantors identified herein and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Secured Parties.

Reference is made to that certain Security Agreement dated as of December 19, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Issuer, the other Grantors identified therein and who from time to time become a party thereto and the Collateral Agent.  The Secured Parties’ agreements in respect of extensions of credit to the Issuer are set forth in the Indenture dated as of December 19, 2014, among Movie Escrow, Inc., as issuer, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent, as supplemented by the supplemental indenture, dated as of December 19, 2014 (as amended, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, Global Cash Access Holdings, Inc., the guarantors from time to time party thereto and the Trustee.  The Guarantors are affiliates of the Issuer, will derive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, and the undersigned Grantors are therefore willing to enter into this agreement.  Accordingly, the parties hereto agree as follows:

Section 1.  Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.  The rules of construction specified in Article 1 of the Indenture also apply to this Agreement.

Section 2.  Grant of Security Interest.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Note Guarantees, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does pledge to the Collateral Agent for the benefit of the Secured Parties, and did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

All patents of the United States, all registrations and recordings thereof, and all applications for patents of the United States, and all reissues, re-examinations, continuations, divisions, continuations-in-part, renewals or extensions thereof, owned by the Grantors including those listed on Schedule I hereto, and the inventions or improvements disclosed or claimed therein.

Section 3.  Termination.  This Patent Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination

EXHIBIT II-1

or release herein or under the Security Agreement, execute and deliver, at the sole expense of the Grantors, to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement.  Additionally, upon such satisfactory performance or payment, the Collateral Agent shall reasonably cooperate, at the sole expense of the Grantors, with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4.  Supplement to the Security Agreement.  The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5.  Governing Law.  The terms of Section 13.08 of the Indenture with respect to governing law are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 6.  Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement, if then in effect, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement, if then in effect.  In the event of any conflict between the terms of the Intercreditor Agreement, if then in effect, and the terms of this Agreement, the terms of the Intercreditor Agreement, if then in effect, shall govern.

[Signatures on following page]

EXHIBIT II-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GLOBAL CASH ACCESS, INC., as Issuer

By:
Name:
Title:

[GRANTORS]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page for Patent Security Agreement

Schedule I

Short Particulars of U.S. Patent Collateral

Exhibit III

FORM OF
TRADEMARK SECURITY AGREEMENT
(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of [      ] (this “Agreement”) among GLOBAL CASH ACCESS, INC., a Delaware corporation located at [   ] (the “Issuer”), the other Grantors identified herein and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Secured Parties.

Reference is made to that certain Security Agreement dated as of December 19, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Issuer, the other Grantors identified therein and who from time to time become a party thereto and the Collateral Agent.  The Secured Parties’ agreements in respect of extensions of credit to the Issuer are set forth in the Indenture dated as of December 19, 2014, among Movie Escrow, Inc., as issuer, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent, as supplemented by the supplemental indenture, dated as of December 19, 2014 (as amended, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, Global Cash Access Holdings, Inc., the guarantors from time to time party thereto and the Trustee.  The Guarantors are affiliates of the Issuer, will derive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, and the undersigned Grantors are therefore willing to enter into this agreement.  Accordingly, the parties hereto agree as follows:

Section 1.  Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.  The rules of construction specified in Article 1 of the Indenture also apply to this Agreement.

Section 2.  Grant of Security Interest.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Note Guarantees, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does pledge to the Collateral Agent for the benefit of the Secured Parties, and did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names, other source or business identifiers protected under the laws of the United States or any state or political subdivision thereof, all registrations and recordings thereof, all registration and recording applications filed in connection therewith in the USPTO, and all renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor, including those listed on Schedule I hereto, and (b) all goodwill connected with the use thereof and symbolized thereby; provided that the grant of security interest shall not include any “intent-to-use” trademark applications prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham

EXHIBIT III-1

Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto.

Section 3.  Termination.  This Trademark Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver, at the sole expense of the Grantors, to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement.  Additionally, upon such satisfactory performance or payment, the Collateral Agent shall reasonably cooperate, at the sole expense of the Grantors, with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4.  Supplement to the Security Agreement.  The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5.  Governing Law.  The terms of Section 13.08 of the Indenture with respect to governing law are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 6.  Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement, if then in effect, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement, if then in effect.  In the event of any conflict between the terms of the Intercreditor Agreement, if then in effect, and the terms of this Agreement, the terms of the Intercreditor Agreement, if then in effect, shall govern.

[Signatures on following page]

EXHIBIT III-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GLOBAL CASH ACCESS, INC., as Issuer

By:
Name:
Title:

[GRANTORS]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page for Trademark Security Agreement

Schedule I to
Trademark Security Agreement Supplement

UNITED STATES Trademarks, Service Marks and Trademark Applications

Grantor	Trademark or Service Mark	Date Granted	Registration No. and Jurisdiction

Grantor	Trademark or Service Mark Application	Date Filed	Application No. and Jurisdiction

Exhibit IV

FORM OF
COPYRIGHT SECURITY AGREEMENT
(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of [      ] (this “Agreement”) among GLOBAL CASH ACCESS, INC., a Delaware corporation located at [  ] (the “Issuer”), the other Grantors identified herein and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Secured Parties.

Reference is made to that certain Security Agreement dated as of December 19, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Issuer, the other Grantors identified therein and who from time to time become a party thereto and the Collateral Agent.  The Secured Parties’ agreements in respect of extensions of credit to the Issuer are set forth in the Indenture dated as of December 19, 2014, among Movie Escrow, Inc., as issuer, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent, as supplemented by the supplemental indenture, dated as of December 19, 2014 (as amended, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, Global Cash Access Holdings, Inc., the guarantors from time to time party thereto and the Trustee.  The Guarantors are affiliates of the Issuer, will derive substantial benefits from the execution, delivery and performance of the obligations under the Indenture, and the undersigned Grantors are therefore willing to enter into this agreement.  Accordingly, the parties hereto agree as follows:

Section 1.  Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.  The rules of construction specified in Article 1 of the Indenture also apply to this Agreement.

Section 2.  Grant of Security Interest.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Note Guarantees, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does pledge to the Collateral Agent for the benefit of the Secured Parties, and did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work owned by the Grantor subject to and under the copyright laws of the United States, whether as author, assignee, transferee, exclusive licensee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO, including those listed on Schedule I hereto.

Section 3.  Termination.  This Copyright Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or

EXHIBIT IV-1

release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver, at the sole expense of the Grantors, to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement.  Additionally, upon such satisfactory performance or payment, the Collateral Agent shall reasonably cooperate, at the sole expense of the Grantors, with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 4.  Supplement to the Security Agreement.  The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5.  Governing Law.  The terms of Section 13.08 of the Indenture with respect to governing law are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 6.  Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement, if then in effect, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement, if then in effect.  In the event of any conflict between the terms of the Intercreditor Agreement, if then in effect, and the terms of this Agreement, the terms of the Intercreditor Agreement, if then in effect, shall govern.

[Signatures on following page]

EXHIBIT IV-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GLOBAL CASH ACCESS, INC., as Issuer

By:
Name:
Title:

[GRANTORS]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page for Copyright Security Agreement

Schedule I

Short Particulars of U.S. Copyright Collateral

Exhibit V

FORM OF

ESCROW AGREEMENT

This Escrow Agreement (“Agreement”), is made and entered as of the [•] day of [   ], [   ], by and among [       ], as collateral agent for the Secured Parties (as defined in the Bank Security Agreement referred to below) (together with its successors and assigns in such capacity, the “Bank Collateral Agent”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent for the Secured Parties (as defined in the Notes Security Agreement referred to below) (together with its successors and assigns in such capacity, the “Notes Collateral Agent” and, together with the Bank Collateral Agent, the “Collateral Agents”), [GLOBAL CASH ACCESS, INC., a Delaware corporation (the “Pledgor”)](1), and [         ] (“Escrow Agent”).

Reference is made to (i) Section 2.07 of the Security Agreement dated as of December 19, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Bank Security Agreement”), by and among the Pledgor, the other grantors party thereto and the Bank Collateral Agent, (ii) Section 2.07 of the Security Agreement dated as of December 19, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”), by and among the Pledgor, the other grantors party thereto and the Notes Collateral Agent and (iii) the Intercreditor Agreement dated as of December 19, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the Bank Collateral Agent, the Notes Collateral Agent and each additional agent from time to time party thereto.  Unless otherwise noted, capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Bank Security Agreement, the Notes Security Agreement or the Intercreditor Agreement, as applicable.

RECITALS

WHEREAS, pursuant to the terms of the Bank Security Agreement and the Notes Security Agreement (collectively, the “Security Agreements”), the Pledgor is granting, and any future Grantor may grant, a collateral security interest in the Nevada Gaming Pledged Equity;

WHEREAS, pursuant to requirements of the Nevada Gaming Commission applicable to Equity Interests held by the Pledgor in entities that are licensed or registered with the Nevada Gaming Commission, the Nevada Gaming Pledged Equity must be retained in escrow in the State of Nevada subject to the further requirements of the Nevada Gaming Commission and in accordance with the applicable provisions of the Nevada Gaming Control Act and the regulations adopted thereunder; and

WHEREAS, Escrow Agent is willing and able to serve as an escrow holder for such purposes, subject to the terms and conditions of this Agreement,

IT IS THEREFORE AGREED:

(1)  Update to include any other Grantors holding Nevada Gaming Pledged Equity.

EXHIBIT V-1

1.             This Agreement is not intended to modify or amend the Security Agreements but only to direct the activities of Escrow Agent during the operation of the escrow.  The Pledgor and the Bank Collateral Agent confirm that the copy of the Bank Security Agreement attached hereto as Exhibit 1 is a true and correct copy of the agreement to be executed and delivered by Pledgor and the Bank Collateral Agent concurrently with the execution and delivery of this Agreement and that there are no amendments or other documents or agreements thereto that may affect Escrow Agent’s duties and responsibilities hereunder.  The Pledgor and the Notes Collateral Agent confirm that the copy of the Notes Security Agreement attached hereto as Exhibit 2 is a true and correct copy of the agreement to be executed and delivered by Pledgor and the Notes Collateral Agent concurrently with the execution and delivery of this Agreement and that there are no amendments or other documents or agreements thereto that may affect Escrow Agent’s duties and responsibilities hereunder.  Escrow Agent has examined the Security Agreements and is empowered to perform such acts as are set forth in the Security Agreements.

2.             On the date hereof, the Pledgor agrees to deliver to Escrow Agent the following share certificates (copies of which are attached hereto as Exhibit 3 to this Agreement) which constitute all of the Nevada Gaming Pledged Equity as of the date hereof:

Company Name	Share Certificate No.	No. of Shares
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

3.             Escrow Agent agrees to retain the Nevada Gaming Pledged Equity in a safe and secure fashion in its offices at [  ], Nevada [  ] (the “Collateral Location”), subject to the terms and conditions of this Agreement and the Security Agreements.  The Pledgor shall notify the Nevada Gaming Commission of the initial Collateral Location.  The Escrow Agent agrees (a) to provide the Pledgor and each Collateral Agent with thirty (30) days prior written notice of any anticipated or intended change of the Collateral Location during the term hereof (whether such change is made at the request of the Controlling Agent (as defined below) or otherwise), (b) not to move the certificates representing the Nevada Gaming Pledged Equity to a new Collateral Location until the Pledgor notifies the Escrow Agent that the Nevada Gaming Commission has been notified by the Pledgor of such new location (and, where required, such Nevada Gaming Commission have approved the new location) and in any event only on the instructions of the Controlling Agent (or if required by court order) to do so, and (c) to make the certificates representing the Nevada Gaming Pledged Equity available for inspection by agents or employees of the Nevada Gaming Commission or any applicable gaming authorities immediately upon request during normal business hours.

4.             Pledgor and Bank Collateral Agent each consent to these arrangements and agree that Escrow Agent shall serve in such capacity subject to the terms and conditions of this Agreement and the Bank Security Agreement.  Pledgor and Notes Collateral Agent each consent to these arrangements and agree that Escrow Agent shall serve in such capacity subject to the terms and conditions of this Agreement and the Notes Security Agreement.

5.             Any action requested of Escrow Agent shall be made in writing by the Controlling Agent (each such requested action an “Escrow Instruction”) with a copy of any such Escrow Instruction sent to the other Collateral Agent as provided in the Security Agreements for notices.  Subject to the foregoing, Escrow Agent is authorized to accept and rely on facsimile machine transmitted instructions from any party hereto.  The Escrow Agent shall act in accordance with such Escrow Instruction.  The determination

EXHIBIT V-2

as to when a party shall have received any Escrow Instruction or a copy of an Escrow Instruction shall be determined in accordance with the determination of receipt of notices under the Security Agreements.  Subject to paragraph 6 below, the Escrow Agent agrees that it shall accept instructions or directions with respect to the Nevada Gaming Pledged Equity from the Controlling Agent, and shall disregard any instructions or directions from the Pledgor or its respective affiliates; provided, however, that the Controlling Agent shall forward to the Pledgor a copy of any such instructions or directions given by the Controlling Agent to the Escrow Agent within five (5) Business Days of its delivery thereof; provided, further however, that the failure to forward such instructions or directions to the Pledgor shall not affect the Escrow Agent’s right and obligation to comply with such instructions or directions from the Controlling Agent.  As used in this Agreement, the term “Controlling Agent” means the Bank Collateral Agent until such time as the Escrow Agent has received written notice from the Bank Collateral Agent stating in substance that henceforth the Notes Collateral Agent will be Controlling Agent (a “Change Notice”), at which time the Notes Collateral Agent will replace the Bank Collateral Agent as Controlling Agent.

6.             If Escrow Agent receives written objection to any Escrow Instruction, Escrow Agent shall promptly confirm with such other Collateral Agent that it has received a copy of such objection and, if the Collateral Agents fail to resolve or compromise the conflicting claims as to the applicable Escrow Instruction within ten (10) days after receipt of such objection by the other, non-objecting Collateral Agent, Escrow Agent, of its own initiative or at the request of either Collateral Agent, may upon notice to and compliance with any requirements of the Nevada Gaming Board deposit the Nevada Gaming Pledge Equity held in the escrow account with Eighth Judicial District Court for the State of Nevada for decision with respect to the requested action until the conflict is resolved.

7.             Upon delivery of the certificates representing the Nevada Gaming Pledged Equity to the Escrow Agent, the security interest of each Collateral Agent in such certificates shall be perfected under Article 8 and Article 9 of the Uniform Commercial Code as in effect in the State of Nevada.  Upon delivery or transfer of the Nevada Gaming Pledged Equity into the District Court, Escrow Agent shall have no further liability to either party with respect to the escrow Nevada Gaming Pledged Equity.

8.             Escrow Agent shall have no responsibilities to Pledgor and Collateral Agents except as specifically provided in this Agreement or any Escrow Instructions and shall not be responsible for the performance of Pledgor or any Collateral Agent of any obligation set forth in the Security Agreements.  Escrow Agent shall have no responsibility to determine whether the Nevada Gaming Pledged Equity should be delivered to the Pledgor or the Controlling Agent under the terms of the Security Agreements but shall rely only on the written instructions of the parties or, if applicable, the order of any court having jurisdiction over the matter.  No implied duties or responsibilities of Escrow Agent shall be read into the Escrow Instructions.  Pledgor shall indemnify, defend, and hold Escrow Agent harmless from and against any and all liability, cost, and expense (including reasonable attorney’s fees and costs) and including specifically but without limitation any legal or other expenses with respect to any action for interpleader or similar action by Escrow Agent, arising out of or in any way connected with the performance by Escrow Agent under the provisions of this Agreement or any Escrow Instructions, excepting any liability, cost or expense arising out of the negligence or willful misconduct of Escrow Agent.  Escrow Agent shall be under no obligation to institute or defend any action, suit, or legal proceeding in connection herewith.  The indemnifications provided herein shall survive termination of this Agreement.  Escrow Agent may consult with its counsel with respect to Escrow Agent’s performance under the provisions of these Escrow Instructions, and Escrow Agent shall not be liable for any action taken or omitted to be taken by it in accordance with advice of such counsel, excepting any liability, cost or expense arising out of the bad faith, negligence or willful misconduct of Escrow Agent.

EXHIBIT V-3

9.             Escrow Agent may resign and discharge itself of the obligations created hereby by sending written notice thereof to Pledgor and Collateral Agents not less than twenty (20) days prior to the date in which such notice specifies as the date upon which Escrow Agent’s resignation shall take effect.  Pledgor and the Controlling Agent provided that if the Notes Collateral Agent is the Controlling Agent at the time, then the Pledgor and the requisite percentage of Holders or Secured Parties (acting in accordance with the Indenture and each Additional Pari Passu Agreement then in effect and the Notes Security Agreement) shall work in good faith to reach agreement on the appointment of, and to appoint, a successor escrow agent by the effective time of any resignation of the Escrow Agent.  Should such successor escrow agent not be so appointed by the effective time of the Escrow Agent’s resignation, a successor escrow agent shall be appointed by a court of competent jurisdiction upon the petition of Escrow Agent.  Any successor escrow agent appointed hereunder shall execute, acknowledge, and deliver to Escrow Agent, Pledgor and Collateral Agents a written instrument accepting such appointment and thereupon such successor escrow agent, without further action on its part, shall become substituted in the place and stead of Escrow Agent hereunder.  Escrow Agent, upon being paid in full all sums due to it hereunder (including without limitation all reasonable legal and other expenses incurred by Escrow Agent in connection with the petition to appoint the successor escrow agent), shall immediately transfer to the successor agent all monies, notices, and other documents held by Escrow Agent hereunder against the receipt of such escrow agent therefor and shall thereupon be fully released and discharged from any further liability and/or responsibility hereunder.

10.          These Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada and the regulations of the Nevada Gaming Commission.  As to Escrow Agent, this Agreement and any Escrow Instructions constitute the entire agreements among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous instructions and undertakings of the parties in connection herewith; it being understood that the foregoing shall not alter, amend, modify or affect the continued validity of the Security Agreements and the agreements contemplated therein and thereby.  All of the terms, covenants, conditions, and provisions of this Agreement and any Escrow Instructions shall inure to the benefit of the parties hereto and to their respective heirs, legatees, devisees, personal representatives, executors, administrators, successors, and permitted assigns.  No failure or delay on the part of a party hereto in exercising any right, power, or remedy afforded it hereunder may be, or may deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, or remedy preclude any other or further exercise of any right, power, or remedy.  The invalidity of any provisions hereof shall in no way affect the validity of any other provision hereof.

11.          These Escrow Instructions may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

12.          Escrow Agent shall be paid by the Pledgor an administrative fee of [•](2) Dollars ($[•]) per year, payable in advance, for services rendered pursuant to this Agreement.  The expenses and fees of Escrow Agent in maintaining this escrow shall be paid by Pledgor.

(2)  Escrow Agent to provide.

EXHIBIT V-4

13.          Notices

(a)           Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows:

if to the Pledgor at:

Global Cash Access, Inc.
7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada 89113

Telecopier No.:  (702) 262-5039
Attention:  General Counsel

if to the Bank Collateral Agent at:

[      ]

[      ]

[      ]

[      ]

Attention:  [      ]

Email:  [      ]

if to the Notes Collateral Agent at:

Deutsche Bank Trust Company Americas

Trust & Agency Services

60 Wall Street, 16th Floor

Mail Stop: NYC60-1630

New York, New York 10005

Attn:  Corporates Team Deal Manager — Global Cash Access, Inc.

Fax:  732-578-4635

With a copy to:

Deutsche Bank Trust Company Americas

c/o Deutsche Bank National Trust Company

Trust & Agency Services

100 Plaza One, Mailstop JCY03-0699

Jersey City, New Jersey 07311

Attn:  Corporates Team Deal Manager — Global Cash Access, Inc.

Fax:  732-578-4635

if to the Escrow Agent at:

[      ]

[      ]

[      ]

Attention:  [      ]

Facsimile:  [      ]

EXHIBIT V-5

Telephone:  [      ]

Email:  [      ]

14.          The Escrow Agent may terminate this Agreement upon thirty (30) days prior written notice to the Collateral Agents and the Pledgor.  Both Collateral Agents acting together or the Notes Collateral Agent acting as Controlling Agent may terminate this Agreement upon thirty (30) days prior written notice to the Escrow Agent, the Pledgor and the Nevada Gaming Commission of the change in the Collateral Location. This Agreement may be terminated immediately upon written notice to the Escrow Agent and the Pledgor from both Collateral Agents acting together or the Notes Collateral Agent acting as Controlling Agent, on termination or release of the security interest(s) of all terminating Collateral Agents in the Nevada Gaming Pledged Equity; provided that any notice from any terminating Collateral Agent must contain such Collateral Agent’s acknowledgement of the termination or release of its security interest in the Nevada Gaming Pledged Equity.  Upon termination hereof, if the Escrow Agent has not previously released the certificates representing the Nevada Gaming Pledged Equity in accordance with this Agreement, the Escrow Agent shall deliver such certificates to such person(s) as shall be designated in writing by the Controlling Agent or by order of any court of competent jurisdiction and this Agreement shall continue in full force and effect until such time.  Notwithstanding the foregoing, so long as the entity whose equity interests constitute any part of the Nevada Gaming Pledged Equity is licensed by or registered with the Nevada gaming authorities, the certificates representing such Nevada Gaming Pledged Equity may not be surrendered by the Escrow Agent to any party other than the Pledgor (to the extent permitted by the Controlling Agent) or a successor custodian in Nevada designated by the Controlling Agent (with thirty (30) days prior written notice to the Pledgor) without the prior approval of the Nevada Gaming Commission.

15.          This Agreement shall not be modified except by an instrument in writing signed by the parties hereto. From time to time, at the request and expense of the requesting party, each party agrees to and shall execute and deliver such further instruments and take such other action as the requesting party may reasonably request in order to effectuate the transactions set forth herein.

16.          This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Nevada applicable to contracts made and performed in such state.

17.          Notwithstanding any provision to the contrary contained herein, the terms of this Agreement are subject to the terms of the Intercreditor Agreement.  In the event of any conflict between the terms of this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern.

[Signatures on following page]

EXHIBIT V-6

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GLOBAL CASH ACCESS, INC., as Pledgor

By:
Name:
Title:

[ ], as Bank Collateral Agent

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Notes Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[ ], as Escrow Agent

By:
Name:
Title:

Signature Page for Escrow Agreement

Exhibit VI

FORM OF

ADDITIONAL PARI PASSU JOINDER AGREEMENT

The undersigned is the agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Security Agreement, dated as of December 19, 2014 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among Global Cash Access, Inc., the other Grantors party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent (the “Agent”) and the other Security Documents.

In consideration of the foregoing, the undersigned hereby:

(i)            represents that the Additional Pari Passu Agent has been authorized by the New Secured Parties to become a party to the Security Agreement and the other Security Documents on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT AND NEW SECURED OBLIGATIONS] (the “New Secured Obligations”) and to act as the Additional Pari Passu Agent for the New Secured Parties hereunder;

(ii)           acknowledges that the New Secured Parties have received a copy of the Security Agreement and the other Security Documents (including the Intercreditor Agreement);

(iii)          irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement and the other Security Documents (including the Intercreditor Agreement) as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)          accepts and acknowledges the terms of the Security Agreement applicable to it and the New Secured Parties and agrees to serve as Additional Pari Passu Agent for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents (including the Intercreditor Agreement) with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been parties to the Security Documents and the Intercreditor Agreement on the dates thereof.

The name and address of the representative for purposes of Section 5.01 of the Security Agreement are as follows:

[name and address of Additional Pari Passu Agent]

IN WITNESS WHEREOF, the undersigned has caused this Additional Pari Passu Joinder Agreement to be duly executed by its authorized officer as of the       day of          , 20  .

[NAME]

By:
Name:
Title:

ACKNOWLEDGED:

The Collateral Agent hereby acknowledges its acceptance of this Additional Pari Passu Joinder Agreement,

Deutsche Bank Trust Company Americas,

not in its individual capacity but solely as Collateral Agent

By:
Name:
Title:

Exhibit VII

FORM OF

PERFECTION CERTIFICATE

[Attached]